[TIAA CREF LOGO]


 SUPPLEMENT NO. 1 DATED SEPTEMBER 30, 2003 TO TIAA-CREF MUTUAL FUNDS PROSPECTUS
                                DATED MAY 1, 2003


As outlined in the fund's prospectus (page 52), a low balance fee of $25.00, for each unique fund-account registration with a balance below $1,500, was to be effective beginning this November. We are delaying instituting the fee at this time because we are currently reassessing our policy concerning low balance accounts. We will notify you in advance of the policy being implemented in the future.



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